UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-22022

Advent Claymore Convertible Securities & Income Fund II

(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020

(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020

(Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2014 - April 30, 2015

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AGC

...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE ADVENT CLAYMORE
CONVERTIBLE SECURITIES AND INCOME FUND II

The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/agc, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more
• Portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

April 30, 2015

DEAR SHAREHOLDER

Tracy V. Maitland
President and Chief Executive Officer

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the “Fund”). This report covers the Fund’s performance for the six months ended April 30, 2015.

Advent Capital Management, LLC (“Advent” or the “Investment Manager”), serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of April 30, 2015, Advent managed approximately $8.5 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums. The Fund’s non-fundamental investment policies were changed during the period and took effect in January 2015. Please see the Questions & Answers section following for more information.

All Fund returns cited—whether based on net asset value (NAV) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2015, the Fund generated a total return based on market price of 6.43% and a total return of 5.82% based on NAV. As of April 30, 2015, the Fund’s market price of $6.79 represented a discount of 12.72% to NAV of $7.78.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflect fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

Each month from November 2014 through April 2015, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 8.31% based upon the last closing market price of $6.79 as of April 30, 2015. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. Please see Note 2(m) on page 44 for more information on distributions for the period.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 3

April 30, 2015

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 59 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information regarding your investment, included related investment risks, please visit the Fund’s website at guggenheiminvestments.com/agc.

Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and
Income Fund II
May 31, 2015

4 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS	April 30, 2015

Advent Claymore Convertible Securities and Income Fund II (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s Founder, President, and Chief Investment Officer. In the following interview, the management team discusses the convertible-securities and high-yield markets and Fund performance for the six-month period ended April 30, 2015.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities. Prior to January 12, 2015, the Fund invested at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, including U.S. and non-U.S. issuers, with at least 50% of its managed assets in convertible securities and up to 40% of its managed assets in non-convertible income-producing securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as forward foreign currency exchange contracts, futures contracts, and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Discuss the recent changes to Advent’s non-fundamental investment policies.

Modifications to non-fundamental investment policies approved by the Board of Trustees of the Fund and Advent’s other closed-end funds took effect on January 12, 2015. These modifications were designed to expand the portfolio management flexibility of the Funds and may provide an opportunity to enhance shareholder value through the Investment Manager’s expanded investment capabilities and ability to manage risk.

Advent’s institutional strategies, which invest in the same asset classes as the Fund, have provided superior performance relative to applicable benchmarks. Accordingly, Advent is reallocating the Fund’s

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	April 30, 2015

portfolio over time to establish a core portfolio of convertible bonds that will be managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy. Advent’s Global Balanced Convertible Strategy seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.

This core portfolio will be supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy. Advent’s High Yield Strategy seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

Advent now uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio will incorporate leverage and operate as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

Please describe the economic and market environment over the last six months.

World securities markets generally advanced in the six months ended April 30, 2015, spurred by healthy monetary conditions in the U.S. and direct injections of quantitative easing or other monetary support in various foreign geographies. In the U.S., various equity indices returned roughly mid-single-digits in the period, led by the health care sector, merger and acquisitions activity, and reasonable strength in the overall U.S. economy. Later in the period, however, slowing corporate earnings growth from falling commodity prices, the strong dollar, and a weaker economy in the first quarter of 2015 led to small corrections in the mid- and small-cap markets. Risk-free Treasury rates fell, and prices rose, continuing a trend from earlier in 2014 as the U.S. Federal Reserve (Fed) kept pushing out the normalization of short-term monetary policy. However, high-yield bonds, a key asset class for the Fund, returned less as spreads widened on exposure to the oil & gas sector and lower liquidity from dealer participants from regulatory changes.

Convertible bond returns were satisfactory, compared to equity indices, as the asset class piggybacked off the higher returns from the highly represented sectors of health care and technology and lower risk-free rates to come to returns that mimicked the equity indices. Exposure to foreign convertibles also helped as overseas securities benefitted from much higher equity returns and even more pronounced declines in bond yields and corporate bond spreads than the U.S. The announcement of a large asset purchase program by the European Central Bank (ECB) and expansion of the existing program by the Bank of Japan led to large advances in equity and bond markets there as well as large declines in the respective currencies. The Fund’s policy to hedge foreign currency exposure helped it take advantage of asset price increases without suffering the related currency depreciation.

6 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	April 30, 2015

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (NAV) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2015, the Fund generated a total return based on market price of 6.43% and a total return of 5.82% based on NAV. As of April 30, 2015, the Fund’s market price of $6.79 represented a discount of 12.72% to NAV of $7.78. As of October 31, 2014, the Fund’s market price of $6.66 represented a discount of 12.71% to NAV of $7.63.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflect fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

How has the Fund’s leverage strategy affected performance?

As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund’s leverage outstanding as of April 30, 2015, including borrowing and reverse repurchase agreements or the issuance of commercial paper or other forms of debt, was $170 million, approximately 40% of the Fund’s total managed assets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

The Fund’s use of leverage remained unchanged in absolute dollars as the fiscal half-year progressed. The Fund’s total return, defined as the return inclusive of reinvested dividends, was above that of the cost of that leverage for the fiscal half-year. Therefore, on a simple comparison, the use of leverage had an additive effect on shareholder returns for the period.

What was the impact of the Fund’s covered call strategy?

The Fund continues to seek income from occasionally overwriting equity positions and convertibles with call options. Equity allocations in the Fund declined in the six months ended April 30, 2015, as the Investment Manager sought out greater income and better relative value in the high-yield market. That plus a continued low-volatility environment led to lower opportunities to generate call option income than previous years. The CBOE SPX Volatility Index (VIX) averaged 15.5 for the six-month period, slightly higher than the 14.0 of the previous fiscal year, but both are quite low by historical averages, and the figure had dropped again to 12.5 as of this writing in mid-May. While there is a reasonable forecast of higher volatility as the Fed embarks on a rate hike strategy, neither the hikes nor higher volatility have occurred yet, and the Fund will remain in a monitoring state for better opportunities to write option contracts for income in the near future.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	April 30, 2015

How did related market measures perform in this environment?

For the six-month period ended April 30, 2015, the return of the Bank of America Merrill Lynch Global 300 Convertible Index was 6.99% (local currency).

The return of the Bank of America Merrill Lynch High Yield Master II Index was 1.51%.

The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.

Please discuss the Fund’s distributions.

Each month from November 2014 through April 2015, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 8.31% based upon the last closing market price of $6.79 as of April 30, 2015. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. Please see Note 2(m) on page 44 for more information on distributions for the period.

How was the Fund’s portfolio allocated among asset classes during the six months ended April 30, 2015, and how did this influence performance?

At April 30, 2015, the Fund’s assets were invested approximately 60.9% in convertible bonds, convertible preferred securities, and mandatory convertibles; 29.2% in corporate bonds; 6.6% in equities; and 3.3% in cash and cash equivalents. At the previous report at October 31, 2014, the Fund’s assets were invested 64.6% in convertible bonds, convertible preferred securities, and mandatory convertibles; 28.6% in corporate bonds; 3.8% in equities; and 3.0% in cash and cash equivalents. Within the six-month period, the Fund varied its allocation to corporate bonds, reaching 34% ending in January, as the high-yield market presented good risk/reward opportunities after an end of 2014 sell-off in the segment, before dropping back toward previous levels by April as more monetary easing or delay of monetary tightening in the U.S. presented more upside in equities and equity-sensitive convertibles. Foreign securities represented 35.1% of assets at period end compared to 34.3% at the start, reflecting greater opportunities in foreign markets with aggressive quantitative easing occurring in many overseas countries and regions.

Which investment decisions had the greatest effect on the Fund’s performance?

Among the large winners for the Fund over the period were holdings related to Ctrip.com International Ltd., Haitong International Securities Group Ltd., Hong Kong Exchanges and Clearing, Inc., Faurecia, Volkswagen International Finance N.V., Fiat Chrysler Automobiles, BENI Stabili SpA, and Cemex SAB de CV.

The large moves in equity and bond markets in overseas markets during the period led to some outsized gains for certain holdings. Chinese issuers shined with travel booking leader Ctrip.com International Ltd. (1.6% of long-term investments at period end), Haitong International Securities Group Ltd. (0.4% of long-term investments at period end), and Hong Kong Exchanges and Clearing, Inc. (0.2% of long-term investments at period end) providing noticeable gains. Ctrip convertibles benefitted after a period of investment, with stronger revenue guidance for the March quarter, and from monetary easing at the

8 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	April 30, 2015

short end of the curve from the People’s Bank of China helping equity valuations. Convertibles in brokerage Haitong International Securities and securities exchange Hong Kong Exchanges and Clearing benefitted from the opening of investment by mainlanders into Hong Kong stocks and vice versa.

Cyclical and rate-sensitive issuers in Europe rose after quantitative easing helped equity valuations: Automotive parts maker Faurecia (0.5% of long-term investments at period end), car makers Volkswagen International Finance N.V. (0.3% of long-term investments at period end) and Fiat Chrysler Automobiles (0.1% of long-term investments at period end), and real estate-focused BENI Stabili SpA (0.5% of long-term investments at period end) were all convertible issuers with sharp equity-related gains, particularly after the ECB announced a plan to purchase government and related securities on the continent. The Fund also benefitted when stock of global cement producer Cemex SAB de CV rose after two competitors announced plans to merge, and Cemex’s newly issued contingent convertible contract (0.7% of long-term investments at period end) richened.

Among the leading detractors for the Fund over the period were holdings related to Micron Technology Inc., SanDisk Corp., American Airlines Group, Inc., and Chesapeake Energy Corp.

Convertibles in memory semiconductor makers Micron Technology Inc. (0.3% of long-term investments at period end) and SanDisk Corp. (0.5%of long-term investments at period end) declined as the companies’ profits suffered with a weakening personal computer market and weak pricing in secondary markets of FLASH storage chips. In general, these were company-specific issues that affected other investments in the same sector to a much smaller degree.

Equity in air carrier American Airlines Group, Inc. (0.4% of long-term investments at period end), declined after concerns percolated about rising domestic capacity as well as rebounding oil prices.

Preferred stock in Chesapeake Energy Corp. (0.2% of long-term investments at period end) fell after the oil and natural gas producer reported poor production trends with an asset base made smaller by recent asset sales to bolster liquidity.

Do you have any other comments about the markets and the Fund?

Markets seem to have taken an aware but thus far unbothered attitude toward the specter of the first Fed short-term monetary policy rate increases since 2004. While there is general consensus there will be some level of increases in the Fed funds rate in the second half of 2015, the Open Market Committee’s attitude toward near-term economic data as determining future moves has introduced much uncertainty and debate over the slope and timing of rate increases into 2016. Further increasing uncertainty has been the slowdown in the U.S. economy in the first half of 2015. Foreign bond markets are generally highly priced from the liquidity injections from various central banks but will have that continued support through 2015 or longer with the potential of economic recovery aiding the balance sheets and leverage levels of corporate issuers. Prices of some select commodities have begun to rebound, perhaps reflecting a stronger foreign growth outlook than in the previous months.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS continued	April 30, 2015

Index Definitions

Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs and it is not possible to invest directly in an index.

Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

AGC Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/agc for a more detailed discussion about Fund risks and considerations.

10 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	April 30, 2015

Fund Statistics
Share Price	$6.79
Net Asset Value	$7.78
Discount to NAV	-12.72%
Net Assets ($000)	$250,824

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2015
	Six Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(5/29/07)
Advent Claymore Convertible Securities
and Income Fund II
NAV	5.82%	1.87%	9.85%	4.26%	-2.38%
Market	6.43%	0.02%	8.81%	2.32%	-3.77%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	94.4%
Corporate Bonds	47.7%
Convertible Preferred Stocks	11.3%
Common Stocks	7.7%
Short Term Investments	5.6%
Senior Floating Rate Interests	0.7%
Total Investments	167.4%
Other Assets & Liabilities, net	-67.4%
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. NAV performance data reflects fees and expenses of the Fund. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	April 30, 2015

12 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2015

% of Long-Term
Country Breakdown	Investments
United States	64.9%
Cayman Islands	5.6%
France	4.6%
Netherlands	3.8%
Japan	3.6%
Austria	2.0%
United Kingdom	1.6%
Bermuda	1.4%
Spain	1.2%
Ireland	1.0%
Italy	1.0%
Germany	0.9%
China	0.9%
United Arab Emirates	0.9%
Luxembourg	0.9%
Canada	0.8%
Mexico	0.7%
Marshall Islands	0.7%
Taiwan	0.7%
Australia	0.5%
Hungary	0.5%
India	0.4%
Russia	0.4%
British Virgin Islands	0.4%
Switzerland	0.3%
Liberia	0.2%
Greece	0.1%
Subject to change daily.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2015

	Shares	Value
COMMON STOCKS† – 7.7%
Consumer, Non-cyclical – 2.0%
GlaxoSmithKline plc ADR1	40,000	$1,846,000
Gilead Sciences, Inc.	11,700	1,175,967
Roche Holding AG	4,000	1,150,176
Mylan N.V.*	13,600	982,736
Total Consumer, Non-cyclical		5,154,879

Energy – 1.5%
Occidental Petroleum Corp.1	30,000	2,403,000
Royal Dutch Shell plc — Class B ADR1	22,600	1,459,734
Total Energy		3,862,734

Basic Materials – 1.4%
Freeport-McMoRan, Inc.1	76,500	1,780,155
Dow Chemical Co.1	33,600	1,713,600
Total Basic Materials		3,493,755

Financial – 1.2%
Citigroup, Inc.1	24,000	1,279,680
NorthStar Realty Finance Corp.1	48,675	913,143
Delta Lloyd N.V.	40,000	755,923
Total Financial		2,948,746

Consumer, Cyclical – 1.0%
American Airlines Group, Inc.	30,200	1,458,207
Wynn Resorts Ltd.	9,600	1,066,272
Total Consumer, Cyclical		2,524,479

Industrial – 0.6%
Koninklijke Philips N.V.	50,000	1,437,385
Total Common Stocks
(Cost $19,727,129)		19,421,978

CONVERTIBLE PREFERRED STOCKS† – 11.3%
Financial – 4.0%
Wells Fargo & Co. 7.50%1, 10	4,519	5,507,531
American Tower Corp. 5.25% due 05/15/171	30,337	3,145,341
American Tower Corp. 5.50% due 02/15/181	14,419	1,479,389
Total Financial		10,132,261

Consumer, Non-cyclical – 3.9%
Tyson Foods, Inc. 4.75% due 07/15/171	87,395	4,298,959
Actavis plc 5.50% due 03/01/18*	4,124	4,142,043
Kindred Healthcare, Inc. 7.50% due 12/01/171	1,139	1,315,290
Total Consumer, Non-cyclical		9,756,292

See notes to financial statements.

14 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 11.3% (continued)
Utilities – 1.1%
Dominion Resources, Inc. 6.38% due 07/01/171	42,510	$2,110,622
Exelon Corp. 6.50% due 06/01/171	12,000	592,680
Total Utilities		2,703,302

Basic Materials – 1.0%
Alcoa, Inc. 5.38% due 10/01/171	54,764	2,498,334
Total Basic Materials		2,498,334

Energy – 0.9%
Southwestern Energy Co. 6.25% due 01/15/18	23,350	1,385,122
Chesapeake Energy Corp. 5.75%1,10	858	755,040
Total Energy		2,140,162

Industrial – 0.4%
Stanley Black & Decker, Inc. 6.25% due 11/17/161	6,100	712,846
United Technologies Corp. 7.50% due 08/01/151	4,259	250,514
Total Industrial		963,360
Total Convertible Preferred Stocks
(Cost $28,339,836)		28,193,711

SHORT TERM INVESTMENTS† – 5.6%
Goldman Sachs Financial Prime Obligations – Administration Share Class11	14,087,428	14,087,428
Total Short Term Investments
(Cost $14,087,428)		14,087,428

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 94.4%
Financial – 19.5%
Colony Capital, Inc.
3.88% due 01/15/211	4,480,000	$4,900,000
IMMOFINANZ AG
1.50% due 09/11/191	2,000,000 EUR	2,591,159
4.25% due 03/08/18	168,000 EUR	901,164
Forest City Enterprises, Inc.
3.63% due 08/15/201	2,612,000	2,953,193
Aabar Investments PJSC
1.00% due 03/27/22	2,100,000 EUR	2,579,869
Starwood Property Trust, Inc.
4.00% due 01/15/191	1,993,000	2,265,792
Conwert Immobilien Invest SE
4.50% due 09/06/18	1,600,000 EUR	2,114,164
BNP Paribas S.A.
0.25% due 09/21/15	1,700,000 EUR	2,037,518

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 94.4% (continued)
Financial – 19.5% (continued)
Air Lease Corp.
3.88% due 12/01/181	1,378,000	$2,020,493
Azimut Holding SpA
2.13% due 11/25/20	1,400,000 EUR	1,985,592
BENI Stabili SpA
3.38% due 01/17/181	1,400,000 EUR	1,973,669
American Realty Capital Properties, Inc.
3.00% due 08/01/18	2,000,000	1,942,500
Tong Jie Ltd.
0.00% due 02/18/182	13,000,000 HKD	1,865,852
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19	1,500,000 EUR	1,854,958
Criteria CaixaHolding S.A.
1.00% due 11/25/171	1,400,000 EUR	1,835,618
AYC Finance Ltd.
0.50% due 05/02/191	1,525,000	1,732,781
Radian Group, Inc.
2.25% due 03/01/191	1,000,000	1,701,250
Haitong International Securities Group, Ltd.
1.25% due 11/04/19	7,000,000 HKD	1,477,341
PRA Group, Inc.
3.00% due 08/01/201	1,271,000	1,379,829
Hansteen Jersey Securities Ltd.
4.00% due 07/15/18	800,000 EUR	1,354,790
Unite Jersey Issuer Ltd.
2.50% due 10/10/181	700,000 GBP	1,336,158
Element Financial Corp.
5.13% due 06/30/193	1,321,000 CAD	1,327,816
Unibail-Rodamco SE
0.00% due 01/01/222	2,677 EUR	1,093,995
Hong Kong Exchanges and Clearing Ltd.
0.50% due 10/23/171	516,000	968,790
Billion Express Investments Ltd.
0.75% due 10/18/15	900,000	960,750
Fidelity National Financial, Inc.
4.25% due 08/15/181	442,000	885,381
Host Hotels & Resorts, LP
2.50% due 10/15/291,3	509,000	801,039
Total Financial		48,841,461

See notes to financial statements.

16 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 94.4% (continued)
Communications – 19.4%
Twitter, Inc.
1.00% due 09/15/211,3	4,873,000	$4,440,522
0.25% due 09/15/191,3	3,608,000	3,314,849
Ctrip.com International Ltd.
1.25% due 10/15/181	5,991,000	6,631,287
Priceline Group, Inc.
1.00% due 03/15/181	2,211,000	3,106,455
0.90% due 09/15/211,3	1,675,000	1,664,531
Alcatel Lucent
0.00% due 01/30/191,2	849,000 EUR	4,324,823
Yahoo!, Inc.
0.00% due 12/01/181,2	3,983,000	4,239,405
SINA Corp.
1.00% due 12/01/181	3,500,000	3,290,000
Ciena Corp.
0.88% due 06/15/171	2,000,000	2,000,000
4.00% due 12/15/201	816,000	1,089,360
Clearwire Communications LLC / Clearwire Finance, Inc.
8.25% due 12/01/401,3	2,587,000	2,813,363
Qihoo 360 Technology Company Ltd.
0.50% due 08/15/201,3	1,678,000	1,503,908
1.75% due 08/15/211,3	1,327,000	1,142,049
Liberty Media Corp.
1.38% due 10/15/231	1,894,000	1,905,838
Yandex N.V.
1.13% due 12/15/18	1,919,000	1,686,321
Liberty Interactive LLC
0.75% due 03/30/431	1,073,000	1,558,533
Telecom Italia Finance S.A.
6.13% due 11/15/161	1,000,000 EUR	1,529,551
Web.com Group, Inc.
1.00% due 08/15/18	1,600,000	1,475,000
LinkedIn Corp.
0.50% due 11/01/193	834,000	928,872
Total Communications		48,644,667

Consumer, Non-cyclical – 14.6%
Omnicare, Inc.
3.25% due 12/15/351	2,500,000	2,996,875
3.50% due 02/15/441	1,878,000	2,532,953
Anthem, Inc.
2.75% due 10/15/421	1,383,000	2,796,253
Hologic, Inc.
0.00% due 12/15/431,4,5	2,300,000	2,705,374

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 94.4% (continued)
Consumer, Non-cyclical – 14.6% (continued)
J Sainsbury plc
1.25% due 11/21/19	1,400,000 GBP	$2,339,272
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/201	1,392,000	1,960,109
Molina Healthcare, Inc.
1.63% due 08/15/44	1,003,000	1,190,436
1.13% due 01/15/201	407,000	624,236
Brookdale Senior Living, Inc.
2.75% due 06/15/181	1,260,000	1,716,750
Gilead Sciences, Inc.
1.63% due 05/01/161	368,000	1,624,721
Jazz Investments I Ltd.
1.88% due 08/15/211,3	1,180,000	1,416,000
HealthSouth Corp.
2.00% due 12/01/431	1,110,000	1,400,681
Isis Pharmaceuticals, Inc.
1.00% due 11/15/211,3	1,219,000	1,324,139
Euronet Worldwide, Inc.
1.50% due 10/01/441,3	1,171,000	1,287,368
Wright Medical Group, Inc.
2.00% due 02/15/203	1,201,000	1,264,053
DP World Ltd.
1.75% due 06/19/241	1,000,000	1,121,000
Qiagen N.V.
0.88% due 03/19/21	1,000,000	1,110,850
Illumina, Inc.
0.50% due 06/15/211,3	907,000	1,049,853
Spectranetics Corp.
2.63% due 06/01/34	848,000	930,150
Temp Holdings, Co.
0.00% due 09/19/182	73,000,000 JPY	853,863
Array BioPharma, Inc.
3.00% due 06/01/201	695,000	798,381
Macquarie Infrastructure Company LLC
2.88% due 07/15/191	627,000	733,982
Ligand Pharmaceuticals, Inc.
0.75% due 08/15/191,3	539,000	655,222
NuVasive, Inc.
2.75% due 07/01/17	472,000	583,805
Incyte Corp.
1.25% due 11/15/201	275,000	539,344
Medivation, Inc.
2.63% due 04/01/17	221,000	519,626

See notes to financial statements.

18 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 94.4% (continued)
Consumer, Non-cyclical – 14.6% (continued)
Theravance, Inc.
2.13% due 01/15/231	537,000	$490,349
Total Consumer, Non-cyclical		36,565,645

Technology – 12.4%
Microchip Technology, Inc.
1.63% due 02/15/251,3	3,652,000	3,752,429
ServiceNow, Inc.
0.00% due 11/01/181,2	2,744,000	3,306,519
Lam Research Corp.
0.50% due 05/15/161	2,109,000	2,673,158
Cornerstone OnDemand, Inc.
1.50% due 07/01/181	2,235,000	2,186,109
SanDisk Corp.
0.50% due 10/15/201	2,017,000	2,085,074
Proofpoint, Inc.
1.25% due 12/15/181	1,209,000	1,802,921
Intel Corp.
3.48% due 12/15/351	1,229,000	1,568,511
Kingsoft Corp. Ltd.
1.25% due 04/11/191	11,000,000 HKD	1,483,006
ASM Pacific Technology Ltd.
2.00% due 03/28/191	10,000,000 HKD	1,467,524
NVIDIA Corp.
1.00% due 12/01/181	1,195,000	1,466,863
Verint Systems, Inc.
1.50% due 06/01/21	1,228,000	1,437,528
Red Hat, Inc.
0.25% due 10/01/191,3	1,129,000	1,387,259
Akamai Technologies, Inc.
0.00% due 02/15/191,2	1,246,000	1,361,262
Micron Technology, Inc.
3.00% due 11/15/431	1,174,000	1,333,224
Epistar Corp.
0.00% due 08/07/182	1,200,000	1,248,000
Synchronoss Technologies, Inc.
0.75% due 08/15/19	919,000	1,064,891
PROS Holdings, Inc.
2.00% due 12/01/191,3	1,048,000	1,036,865
Allscripts Healthcare Solutions, Inc.
1.25% due 07/01/20	323,000	333,498
Total Technology		30,994,641

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 94.4% (continued)
Industrial – 10.1%
Cemex SAB de CV
3.72% due 03/15/201,3	2,675,000	$2,925,781
OSG Corp.
0.00% due 04/04/222	210,000,000 JPY	2,685,760
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/191	1,750,000	2,030,884
Larsen & Toubro Ltd.
0.68% due 10/22/19	1,646,000	1,792,494
Ebara Corp.
0.00% due 03/19/181,2	167,000,000 JPY	1,696,235
BW Group Ltd.
1.75% due 09/10/19	1,800,000	1,630,800
Deutsche Post A.G.
0.60% due 12/06/19	1,000,000 EUR	1,585,017
MISUMI Group, Inc.
0.00% due 10/22/181,2	1,300,000	1,491,100
Zhen Ding Technology Holding Ltd.
0.00% due 06/26/192	1,300,000	1,462,825
Yaskawa Electric Corp.
0.00% due 03/16/171,2	95,000,000 JPY	1,190,775
Mitsui OSK Lines, Ltd.
0.00% due 04/24/202	1,000,000	985,750
KUKA A.G.
2.00% due 02/12/18	500,000 EUR	980,817
Fluidigm Corp.
2.75% due 02/01/341	910,000	924,788
Vishay Intertechnology, Inc.
2.25% due 11/15/401	879,000	888,339
Chart Industries, Inc.
2.00% due 08/01/181	747,000	789,019
Greenbrier Companies, Inc.
3.50% due 04/01/181	500,000	757,813
Nidec Corp.
0.00% due 09/18/151,2	45,000,000 JPY	634,464
UTi Worldwide, Inc.
4.50% due 03/01/19	501,000	500,374
Trinity Industries, Inc.
3.88% due 06/01/36	375,000	488,672
Total Industrial		25,441,707

See notes to financial statements.

20 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 94.4% (continued)
Consumer, Cyclical – 9.5%
Fiat Chrysler Automobiles N.V.
7.88% due 12/15/161	21,700	$2,799,299
Jarden Corp.
1.50% due 06/15/191	1,906,000	2,648,149
Faurecia
3.25% due 01/01/181	4,507,000 EUR	2,162,769
Iconix Brand Group, Inc.
1.50% due 03/15/181	1,020,000	1,056,976
2.50% due 06/01/161	1,002,000	1,042,079
Steinhoff Finance Holding GmbH
4.00% due 01/30/211	1,100,000 EUR	1,859,508
Resorttrust, Inc.
0.00% due 12/01/212	190,000,000 JPY	1,829,823
International Consolidated Airlines Group S.A.
1.75% due 05/31/181	800,000 EUR	1,595,036
Toray Industries, Inc.
0.00% due 08/30/192	130,000,000 JPY	1,353,827
Sekisui House Co.
0.00% due 07/05/161,2	70,000,000 JPY	1,097,936
Volkswagen International Finance N.V.
5.50% due 11/09/153	700,000 EUR	1,051,554
NHK Spring Co. Ltd.
0.00% due 09/20/192	800,000	909,200
Standard Pacific Corp.
1.25% due 08/01/321	748,000	877,030
Meritor, Inc.
4.00% due 02/15/191,4	784,000	825,160
Sonae Investments B.V.
1.63% due 06/11/19	700,000 EUR	798,112
Adidas A.G.
0.25% due 06/14/19	600,000 EUR	795,165
Rallye S.A.
1.00% due 10/02/201	561,963 EUR	710,153
LGI Homes, Inc.
4.25% due 11/15/193	500,000	519,375
Total Consumer, Cyclical		23,931,151

Energy – 4.4%
SunEdison, Inc.
0.25% due 01/15/201,3	3,864,000	4,361,490
Whiting Petroleum Corp.
1.25% due 04/01/201,3	1,932,000	2,311,155

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 94.4% (continued)
Energy – 4.4% (continued)
Technip SA
0.50% due 01/01/161	1,794,000 EUR	$1,686,011
CaixaBank S.A.
4.50% due 11/22/161	1,200,000 EUR	1,332,000
Chesapeake Energy Corp.
2.25% due 12/15/381	783,000	724,764
Helix Energy Solutions Group, Inc.
3.25% due 03/15/32	500,000	508,750
Total Energy		10,924,170

Utilities – 2.2%
ENN Energy Holdings Ltd.
0.00% due 02/26/182	2,000,000	2,520,000
CenterPoint Energy, Inc.
3.94% due 09/15/291,4	33,131	2,190,787
China Power International Development Ltd.
2.75% due 09/18/17	2,500,000 CNY	872,993
Total Utilities		5,583,780

Basic Materials – 1.2%
Royal Gold, Inc.
2.88% due 06/15/191	2,250,000	2,354,063
B2Gold Corp.
3.25% due 10/01/18	825,000	712,078
ShengdaTech, Inc.
6.50% due 12/15/15†††,1,3,6,7	2,840,000	5,680
Total Basic Materials		3,071,821

Diversified – 1.1%
Misarte
3.25% due 01/01/161	757,500 EUR	1,493,788
Horizon Pharma Investment Ltd.
2.50% due 03/15/223	1,050,000	1,308,563
Total Diversified		2,802,351
Total Convertible Bonds
(Cost $229,808,717)		236,801,394

CORPORATE BONDS†† – 47.7%
Consumer, Non-cyclical – 9.3%
Tenet Healthcare Corp.
6.00% due 10/01/201	3,200,000	3,423,999
8.13% due 04/01/22	330,000	360,938
Prospect Medical Holdings, Inc.
8.38% due 05/01/191,3	2,264,000	2,422,480

See notes to financial statements.

22 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.7% (continued)
Consumer, Non-cyclical – 9.3% (continued)
HCA, Inc.
6.50% due 02/15/201	1,700,000	$1,942,250
CHS/Community Health Systems, Inc.
5.13% due 08/15/181	1,500,000	1,559,999
HCA Holdings, Inc.
7.75% due 05/15/211	1,425,000	1,521,188
Biomet, Inc.
6.50% due 08/01/201	1,125,000	1,193,906
IASIS Healthcare LLC / IASIS Capital Corp.
8.38% due 05/15/19	1,125,000	1,170,000
Land O’Lakes Capital Trust I
7.45% due 03/15/281,3	1,000,000	1,087,500
Omnicare, Inc.
5.00% due 12/01/241	990,000	1,084,050
Cott Beverages, Inc.
6.75% due 01/01/201,3	990,000	1,039,500
Cenveo Corp.
8.50% due 09/15/223	750,000	631,875
11.50% due 05/15/171	330,000	335,775
HealthSouth Corp.
5.13% due 03/15/231	825,000	853,875
Sotheby’s
5.25% due 10/01/221,3	750,000	751,875
Valeant Pharmaceuticals International
6.38% due 10/15/201,3	660,000	697,950
United Rentals North America, Inc.
5.75% due 11/15/241	660,000	681,450
Novasep Holding SAS
8.00% due 12/15/161,3	740,000	678,950
Vector Group Ltd.
7.75% due 02/15/211	375,000	402,656
R&R Ice Cream plc
5.50% due 05/15/201,3	250,000 GBP	397,154
DPx Holdings BV
7.50% due 02/01/221,3	375,000	394,688
FAGE Dairy Industry S.A. / FAGE USA Dairy Industry, Inc.
9.88% due 02/01/203	240,000	253,500
Live Nation Entertainment, Inc.
7.00% due 09/01/203	180,000	192,600
Concordia Healthcare Corp.
7.00% due 04/15/233	165,000	167,888
Total Consumer, Non-cyclical		23,246,046

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.7% (continued)
Communications – 8.3%
Starz LLC / Starz Finance Corp.
5.00% due 09/15/191	3,063,000	$3,151,060
UPCB Finance III Ltd.
6.63% due 07/01/201,3	2,600,000	2,706,599
Equinix, Inc.
4.88% due 04/01/201	1,200,000	1,245,000
5.75% due 01/01/251	825,000	872,438
Sprint Communications, Inc.
9.00% due 11/15/181,3	1,310,000	1,493,806
Sprint Corp.
7.88% due 09/15/231	1,174,000	1,181,338
Radio One, Inc.
7.38% due 04/15/221,3	1,000,000	1,013,750
DISH DBS Corp.
6.75% due 06/01/211	825,000	875,597
EarthLink Holdings Corp.
7.38% due 06/01/201	825,000	862,125
T-Mobile USA, Inc.
6.63% due 04/28/211	800,000	847,000
Wind Acquisition Finance S.A.
7.00% due 04/23/21	660,000 EUR	792,115
Numericable-SFR SAS
4.88% due 05/15/191,3	750,000	759,375
ViaSat, Inc.
6.88% due 06/15/201	662,000	707,221
Townsquare Media, Inc.
6.50% due 04/01/231,3	693,000	699,064
Altice S.A.
7.75% due 05/15/221,3	689,000	697,619
West Corp.
5.38% due 07/15/221,3	660,000	637,725
Clear Channel Worldwide Holdings, Inc.
6.50% due 11/15/221	391,000	415,438
Telesat Canada / Telesat LLC
6.00% due 05/15/171,3	350,000	356,300
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.63% due 02/15/243	330,000	343,613
GCI, Inc.
6.88% due 04/15/253	330,000	339,900
CenturyLink, Inc.
5.63% due 04/01/253	330,000	331,238
Level 3 Financing, Inc.
5.38% due 05/01/253	330,000	330,000

See notes to financial statements.

24 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.7% (continued)
Communications – 8.3% (continued)
iHeartCommunications, Inc.
11.25% due 03/01/211	188,000	$192,465
Total Communications		20,850,786

Basic Materials – 6.9%
Celanese US Holdings LLC
5.88% due 06/15/211	3,431,000	3,782,677
4.63% due 11/15/221	825,000	847,688
Ashland, Inc.
4.75% due 08/15/221	4,276,000	4,404,280
FMG Resources August 2006 Pty Ltd.
8.25% due 11/01/193	1,318,000	1,154,897
9.75% due 03/01/223	165,000	170,466
Verso Paper Holdings LLC / Verso Paper, Inc.
11.75% due 01/15/19	1,000,000	880,000
Sappi Papier Holding GmbH
6.63% due 04/15/211,3	800,000	840,000
First Quantum Minerals Ltd.
7.00% due 02/15/211,3	826,000	774,375
Steel Dynamics, Inc.
5.13% due 10/01/211,3	750,000	770,625
Appvion, Inc.
9.00% due 06/01/201,3	1,125,000	742,500
St. Barbara Ltd.
8.88% due 04/15/183	750,000	686,250
Compass Minerals International, Inc.
4.88% due 07/15/241,3	660,000	668,250
HIG BBC Intermediate Holdings LLC / HIG BBC Holdings Corp.
10.50% due 09/15/181,3,8	660,000	620,400
Commercial Metals Co.
4.88% due 05/15/231	574,000	549,605
Hexion, Inc.
8.88% due 02/01/18	495,000	442,406
Total Basic Materials		17,334,419

Financial – 5.7%
Credit Agricole S.A.
7.88%1,3,9,10	3,525,000	3,780,396
Synovus Financial Corp.
7.88% due 02/15/191	2,102,000	2,385,770
CIT Group, Inc.
5.50% due 02/15/191,3	2,175,000	2,281,031
Credit Acceptance Corp.
7.38% due 03/15/231,3	990,000	987,525

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.7% (continued)
Financial – 5.7% (continued)
Ally Financial, Inc.
5.13% due 09/30/241	825,000	$859,031
E*TRADE Financial Corp.
4.63% due 09/15/23	825,000	844,594
Kennedy-Wilson, Inc.
5.88% due 04/01/241	825,000	837,458
Corrections Corporation of America
4.63% due 05/01/23	825,000	835,313
Covenant Surgical Partners, Inc.
8.75% due 08/01/191,3	750,000	762,188
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.88% due 04/15/221,3	375,000	360,000
DuPont Fabros Technology, LP
5.88% due 09/15/211	300,000	312,375
Greystar Real Estate Partners LLC
8.25% due 12/01/223	150,000	159,375
Total Financial		14,405,056

Consumer, Cyclical – 5.3%
MGM Resorts International
5.25% due 03/31/201	1,000,000	1,025,000
6.00% due 03/15/231	825,000	858,515
FCA US LLC / CG Company-Issuer, Inc.
8.00% due 06/15/191	1,500,000	1,573,199
Churchill Downs, Inc.
5.38% due 12/15/211	1,050,000	1,076,250
Dana Holding Corp.
5.50% due 12/15/241	825,000	851,813
Allied Specialty Vehicles, Inc.
8.50% due 11/01/191,3	750,000	800,625
Carlson Wagonlit BV
6.88% due 06/15/191,3	750,000	793,125
Polymer Group, Inc.
6.88% due 06/01/193	825,000	786,844
Speedway Motorsports, Inc.
5.13% due 02/01/231,3	660,000	669,042
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/251,3	660,000	665,775
Scientific Games International, Inc.
10.00% due 12/01/221,3	660,000	615,450
Travelex Financing plc
8.00% due 08/01/181,3	375,000 GBP	607,977
First Cash Financial Services, Inc.
6.75% due 04/01/211	495,000	514,800

See notes to financial statements.

26 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.7% (continued)
Consumer, Cyclical – 5.3% (continued)
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/221	495,000	$490,050
Fiat Chrysler Automobiles N.V.
5.25% due 04/15/233	450,000	455,625
Magnolia BC S.A.
9.00% due 08/01/203	375,000 EUR	451,730
Levi Strauss & Co.
5.00% due 05/01/253	442,000	443,934
Regal Entertainment Group
5.75% due 03/15/221	330,000	340,313
Family Tree Escrow LLC
5.75% due 03/01/233	165,000	174,075
MTR Gaming Group, Inc.
11.50% due 08/01/19	8	9
Total Consumer, Cyclical		13,194,151

Industrial – 4.9%
Sanmina Corp.
4.38% due 06/01/191,3	1,350,000	1,360,125
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC /
Reynolds Group Issuer Lu
5.75% due 10/15/201	1,155,000	1,209,863
MasTec, Inc.
4.88% due 03/15/231	1,230,000	1,168,500
Navios Maritime Holdings Incorporated / Navios Maritime Finance II US Inc
7.38% due 01/15/221,3	750,000	693,750
8.13% due 02/15/191	375,000	322,500
Eletson Holdings
9.63% due 01/15/221,3	990,000	972,674
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/211,3	875,000	899,063
Cleaver-Brooks, Inc.
8.75% due 12/15/191,3	825,000	841,500
Teekay Corp.
6.20% due 10/09/159	6,000,000 NOK	802,203
Waterjet Holdings, Inc.
7.63% due 02/01/201,3	750,000	795,000
Casella Waste Systems, Inc.
7.75% due 02/15/191	705,000	722,625
Boise Cascade Co.
6.38% due 11/01/201	650,000	687,375
Masco Corp.
4.45% due 04/01/25	660,000	683,100
Dispensing Dynamics International
12.50% due 01/01/181,3	575,000	608,063

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.7% (continued)
Industrial – 4.9% (continued)
Pfleiderer GmbH
7.88% due 08/01/191,3	375,000 EUR	$434,913
KLX, Inc.
5.88% due 12/01/223	165,000	166,856
Total Industrial		12,368,110

Energy – 3.9%
Penn Virginia Corp.
8.50% due 05/01/20	1,566,000	1,534,680
PBF Holding Company LLC / PBF Finance Corp.
8.25% due 02/15/201	1,125,000	1,198,125
Alta Mesa Holdings Limited Partnership / Alta Mesa Finance Services Corp.
9.63% due 10/15/18	1,318,000	1,103,825
Regency Energy Partners Limited Partnership / Regency Energy Finance Corp.
5.88% due 03/01/221	825,000	926,062
Continental Resources, Inc.
4.50% due 04/15/231	825,000	831,915
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
6.50% due 04/15/211,3	825,000	825,000
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
5.75% due 02/15/211	825,000	822,938
Tesoro Corp.
5.38% due 10/01/221	750,000	787,500
CONSOL Energy, Inc.
5.88% due 04/15/221	740,000	682,650
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
8.63% due 10/15/20	495,000	420,750
Laredo Petroleum, Inc.
6.25% due 03/15/231	330,000	343,200
W&T Offshore, Inc.
8.50% due 06/15/191	375,000	270,000
Western Refining Logistics Limited Partnership / WNRL Finance Corp.
7.50% due 02/15/233	66,000	68,970
Total Energy		9,815,615

Technology – 3.4%
NXP BV / NXP Funding LLC
5.75% due 02/15/211,3	2,350,000	2,505,688
First Data Corp.
11.75% due 08/15/21	957,950	1,104,037
11.25% due 01/15/211	694,000	782,485
12.63% due 01/15/211	415,000	490,945
Nuance Communications, Inc.
5.38% due 08/15/201,3	1,680,000	1,705,200

See notes to financial statements.

28 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.7% (continued)
Technology – 3.4% (continued)
Audatex North America, Inc.
6.00% due 06/15/211,3	1,200,000	$1,243,872
Project Homestake Merger Corp.
8.88% due 03/01/233	660,000	669,075
Total Technology		8,501,302
Total Corporate Bonds
(Cost $119,358,716)		119,715,485

SENIOR FLOATING RATE INTERESTS††,9 – 0.7%
Consumer, Non-cyclical – 0.4%
Sprint Industrial Holdings LLC
11.25% due 05/14/19	750,000	551,250
Caraustar Industries, Inc.
7.50% due 05/01/19	532,712	535,708
Total Consumer, Non-cyclical		1,086,958

Basic Materials – 0.3%
Vertellus Specialties, Inc.
10.50% due 10/30/19	820,875	721,002
Total Senior Floating Rate Interests
(Cost $2,062,586)		1,807,960
Total Investments – 167.4%
(Cost $413,384,412)		$420,027,956
Other Assets & Liabilities, net – (67.4)%		(169,203,888)
Total Net Assets – 100.0%		$250,824,068

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Non-income producing security.
†	Value determined based on Level 1 inputs —See Note 2.
††	Value determined based on Level 2 inputs, unless otherwise noted —See Note 2.
†††	Value determined based on Level 3 inputs —See Note 2.
1	All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of April 30, 2015, the total value was $259,491,204.
2	Zero coupon rate security.
3	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2)
securities is $97,030,914 (cost $98,428,814), or 38.7% of total net assets.
4	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
5	Security is an accreting bond until December 15, 2017 with a 4.00% principal accretion rate, and then accretes at a 2.00% principal accretion rate until maturity.
6	Security is in default of interest and/or principal obligations.
7	Security was fair valued by the Valuation Committee at April 30, 2015. The total market value of fair valued securities amounts to $5,680, (cost $2,840,000) or less than 0.1% of total net assets.

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2015

8	Payment-In-Kind toggle notes that give the issuer the option to pay 10.50% interest in cash or 11.25%
interest in additional Payment-In-Kind toggle notes.
9	Variable rate security. Rate indicated is rate effective at April 30, 2015.
10	Perpetual maturity.
11	All or a portion of these securities are reserved and/or pledged with the custodian for forward foreign currency exchange contracts. As of April 30, 2015, the total amount segregated was $14,087,428.

ADR	American Depositary Receipt
A.G.	Stock Corporation
B.V.	Limited Liability Company
CAD	Canadian Dollar
CHF	Swiss Francs
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
GmBH	Limited Liability
HKD	Hong Kong Dollar
JPY	Japanese Yen
N.V.	Publicly Traded Company
NOK	Norwegian Krone
plc	Public Limited Company
PJSC	Private Joint Stock Company
Pty	Proprietary
REIT	Real Estate Investment Trust
S.A.	Corporation
SAB de CV	Publicly Traded Company
SpA	Limited Share Company

See notes to financial statements.

30 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2015

ASSETS:
Investments, at value (Cost $413,384,412)	$420,027,956
Due from broker	844,634
Foreign currency, at value ($563,073)	563,073
Cash	14,112
Unrealized appreciation on forward foreign currency exchange contracts	154,287
Receivables:
Investments sold	5,890,596
Interest	2,945,455
Dividends	76,945
Tax reclaims	14,479
Total assets	430,531,537
LIABILITIES:
Margin loan	100,000,000
Reverse repurchase agreements	70,000,000
Unrealized depreciation on forward foreign currency exchange contracts	3,007,239
Interest due on borrowings	24,008
Payable for:
Investments purchased	6,044,711
Investment management fees	208,574
Investment advisory fees	139,050
Administration fees	8,148
Other fees	275,739
Total liabilities	179,707,469
NET ASSETS	$250,824,068
NET ASSETS CONSIST OF:
Common Stock, $0.001 par value per share, unlimited number of shares
authorized, 32,240,720 shares issued and outstanding	$32,241
Additional paid-in capital	540,056,540
Distributions in excess of net investment income	(8,795,638)
Accumulated net realized loss on investments, written options and foreign
currency transactions	(284,256,831)
Net unrealized appreciation on investments, written options and foreign
currency translations	3,787,756
NET ASSETS	$250,824,068
Shares outstanding ($0.001 par value with unlimited amount authorized)	32,240,720
Net asset value, offering price and repurchase price per share	$7.78

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 31

STATEMENT OF OPERATIONS	April 30, 2015
For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Interest	$6,097,555
Dividends, net of foreign taxes withheld $4,938	1,036,374
Total investment income	7,133,929
EXPENSES:
Interest expense	1,300,256
Investment management fees	1,230,402
Investment advisory fees	820,268
Professional fees	100,854
Fund accounting fees	76,897
Trustee fees	73,375
Administration fees	48,452
Insurance	29,476
Printing fees	28,720
Custodian fees	27,122
NYSE listing fees	14,118
Transfer agent fees	10,443
Other fees	580
Total expenses	3,760,963
Net investment income	3,372,966
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,160,679)
Written options	68,738
Foreign currency transactions	10,969,655
Net realized gain	5,877,714
Net change in unrealized appreciation (depreciation) on:
Investments	9,806,204
Written options	49,286
Foreign currency translations	(5,320,634)
Net change in unrealized appreciation	4,534,856
Net realized and unrealized gain	10,412,570
Net increase in net assets resulting from operations	$13,785,536

See notes to financial statements.

32 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2015

	Period Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,372,966	$7,852,866
Net realized gain on investments, written options and
foreign currency transactions	5,877,714	10,343,404
Net change in unrealized appreciation (depreciation) on
investments, written options and foreign
currency translations	4,534,856	(17,450,193)
Net increase in net assets resulting from operations	13,785,536	746,077
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From and in excess of net investment income	(9,091,883)	(18,183,766)
Net increase (decrease) in net assets	4,693,653	(17,437,689)
NET ASSETS:
Beginning of period	246,130,415	263,568,104
End of period	$250,824,068	$246,130,415
Distributions in excess of net investment income at
end of period	$(8,795,638)	$(3,076,721)

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 33

STATEMENT OF CASH FLOWS	April 30, 2015
For the Six Months Ended April 30, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$13,785,536
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Stock dividend received from corporate action	(253,965)
Net change in unrealized appreciation on investments	(9,806,204)
Net change in unrealized appreciation on written options	(49,286)
Net change in unrealized depreciation on foreign currency translations	5,320,634
Net realized loss on investments	5,160,679
Purchase of long-term investments	(251,718,976)
Proceeds from sale of long-term investments	252,055,970
Net proceeds (purchases) from sale of short-term investments	(3,515,277)
Net amortization/accretion of premium/discount	110,698
Increase in due from broker	(388,850)
Net decrease in premiums received on written options	(103,407)
Decrease in dividends receivable	126,833
Decrease in interest receivable	365,053
Decrease in investments sold receivable	5,353,957
Increase in tax reclaims receivable	(5,928)
Decrease in other assets	29,142
Decrease in investments purchased payable	(7,383,459)
Increase in interest due on borrowings	8,002
Decrease in investment management fees payable	(533)
Decrease in investment advisory fees payable	(355)
Decrease in administration fee payable	(59)
Decrease in trustees fees payable	(872)
Increase in other fees	61,548
Net Cash Provided by Operating and Investing Activities	$9,150,881
Cash Flows From Financing Activities:
Distributions to common shareholders	(9,091,883)
Net Cash Used in Financing Activities	(9,091,883)
Net increase in cash	58,998
Cash at Beginning of Period (including foreign currency)	518,187
Cash at End of Period (including foreign currency)	577,185
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$1,292,254
Stock dividend received from corporate action	$253,965

See notes to financial statements.

34 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2015

	Period Period Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	April 30, 2015	October 31,	October 31,		October 31,	October 31,	October 31,
	(Unaudited)	2014	2013		2012	2011	2010
Per Share Data:
Net asset value, beginning of period	$7.63	$8.18	$7.18		$7.40	$9.25	$8.37
Income from investment operations:
Net investment income(a)	0.10	0.24	0.27		0.40	0.44	0.55
Net gain (loss) on investments (realized and unrealized)	0.33	(0.23)	1.25		0.08	(1.41)	1.21
Distributions to preferred shareholders from net investment income (common share equivalent basis)	—	—	(0.01)		(0.08)	(0.08)	(0.08)
Total from investment operations	0.43	0.01	1.51		0.40	(1.05)	1.68
Less distributions to common shareholders from:
Net investment income	(0.28)	(0.56)	(0.56)		(0.36)	(0.35)	(0.80)
Return of capital	—	—	—		(0.26)	(0.45)	—
Total distributions to shareholders	(0.28)	(0.56)	(0.56)		(0.62)	(0.80)	(0.80)
Increase resulting from tender and repurchase of Auction Market Preferred Shares (Note 7)	—	—	0.05		—	—	—
Net asset value, end of period	$7.78	$7.63	$8.18		$7.18	$7.40	$9.25
Market Value, end of period	$6.79	$6.66	$7.15		$6.66	$6.87	$9.36
Total Return(b)
Net asset value	5.82%	-0.08%	22.50	%(g)	5.80%	12.43%	20.87%
Market value	6.43%	0.60%	16.35%		6.42%	-19.43%	39.98%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$250,824	$246,130	$263,568		$231,512	$238,685	$297,056
Preferred shares, at redemption value ($25,000 per share liquidation preference) (in thousands)	N/A	N/A	N/A		$170,000	$170,000	$170,000
Preferred shares asset coverage per share(c)	N/A	N/A	N/A		$59,046	$60,101	$68,685

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS continued	April 30, 2015

	Period Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	April 30, 2015		October 31,		October 31,		October 31,		October 31,	October 31,
	(Unaudited)		2014		2013		2012		2011	2010
Ratio to average net assets applicable to Common Shares:
Net Investment Income, prior to the effect of dividends to preferred shares, including interest expense	2.79	%(e)	2.98%		3.48%		5.54%		4.92%	6.19%
Net Investment Income, after effect of dividends to preferred shares, including interest expense	2.79	%(e)	2.98%		3.37%		4.46%		4.04%	5.27%
Total expenses(h)	3.11	%(e)	3.06	%(f)	3.09	%(f)	2.35	%(f)	1.99%	1.99%
Portfolio turnover rate	63%		249%		239%		219%		125%	125%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$170,000		$170,000		$170,000		N/A		N/A	N/A
Asset Coverage per $1,000 of indebtedness(d)	$2,475		$2,448		$2,550		N/A		N/A	N/A

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total net assets and dividing by the total number of preferred shares outstanding.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)	Annualized.
(f)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.08%, 0.02% and 0.09% for the years ended October 31, 2014, 2013 and 2012, respectively.

(g)
Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.74%.

(h)	Excluding interest expense, the operating expense ratio for the period ended April 30, 2015 and the years ended October 31 would be:

Period
Ended
April 30, 2015
(Unaudited)	2014	2013	2012	2011	2010
1.97%	1.96%	2.07%	2.35%	1.99%	1.99%

N/A - Not Applicable

See notes to financial statements.

36 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2015

Note 1 – Organization:

Advent Claymore Convertible Securities and Income Fund II (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the other over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Forward foreign currency exchange contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

38 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward foreign currency exchange contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within level 2 of the fair value hierarchy.

Transfers between levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels during the period ended April 30, 2015.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2015:

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

		Significant
	Quoted Prices	Other	Significant
	in Active Markets	Observable	Unobservable
	for Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Convertible Bonds	$–	$236,795,714	$5,680	$236,801,394
Corporate Bonds	–	119,715,485	–	119,715,485
Senior Floating Rate Interests	–	1,807,960	–	1,807,960
Convertible Preferred Stocks	28,193,711	–	–	28,193,711
Common Stocks	19,421,978	–	–	19,421,978
Short Term Investments	14,087,428	–	–	14,087,428
Forward Foreign Currency
Exchange Contracts	–	154,287	–	154,287
Total	$61,703,117	$358,473,446	$5,680	$420,182,243
Liabilities:
Forward Foreign Currency
Exchange Contracts	–	$3,007,239	–	$3,007,239
Total	$–	$3,007,239	$–	$3,007,239

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

The following table summarizes valuation techniques and inputs used in determining the fair value of holdings categorized as Level 3 as of April 30, 2015:

	Ending Balance
Category	at 4/30/15	Valuation Technique	Unobservable Inputs
Convertible Bonds	$5,680	Last Available	Discount on Last
		Transaction	Transaction Price

A significant change in the unobservable inputs could result in significant changes in the fair value of the securities.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended April 30, 2015:

Level 3 Holdings	Convertible Bonds
Beginning Balance at 10/31/14	$ 5,680
Ending Balance at 4/30/15	$ 5,680

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

(c) Cash and Cash Equivalents

The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Due from Broker

Amounts due from broker may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.

(e) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.

On April 30, 2015, there was no restricted cash outstanding.

(f) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(g) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

(h) Covered Call and Put Options

The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(i) Forward Foreign Currency Exchange Contracts

The Fund entered into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded, and included on the Statement of Operations.

Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(j) Senior Floating Rate Interests

Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(k) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities

42 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”), are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity.

An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts and reverse repurchase agreements.

(l) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received plus accrued interest, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

(m) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income,

44 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(n) New Accounting Pronouncements

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

Note 3 – Investment Management and Advisory Agreements and other agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

Certain Officers and Trustees of the Fund are also Officers and Directors of the Investment Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

As of April 30, 2015, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, unfunded loan commitments, forward foreign currency exchange contracts and foreign currency translations are as follows:

			Net Tax	Net Tax
Cost of			Unrealized	Unrealized
Investments	Gross Tax	Gross Tax	Appreciation	Depreciation on
for Tax	Unrealized	Unrealized	on	Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$415,220,729	$19,877,656	$(15,070,429)	$4,807,227	$(2,852,952)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

As of October 31, 2014, (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(loss) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ —	$ (288,298,381)

The differences between book and tax basis undistributed long-term gains/(accumulated capital loss) are attributable to tax deferral of losses on wash sales.

As of October 31, 2014, (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward of $288,298,381 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $130,566,283 expires on October 31, 2016, $155,338,152 expires on October 31, 2017, and $2,393,946 expires on October 31, 2019. For the year ended October 31, 2014, the Fund utilized $6,733,234 of capital losses. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

For the year ended October 31, 2014, (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, of $18,183,766 was ordinary income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the period ended April 30, 2015, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $251,718,976 and $252,055,970, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written options for the period ended April 30, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	747	$103,407
Options written during the period	2,059	272,269
Options expired during the period	(402)	(32,370)
Options closed during the period	(2,404)	(343,306)
Options outstanding, end of period	–	$–

(b) Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

As of April 30, 2015, the following forward Foreign Currency exchange contracts were outstanding:

			Settlement	Settlement	Value as of	Net Unrealized
Contracts to Sell		Counterparty	Date	Value	4/30/15	(Depreciation)
CAD	1,556,000
for USD	1,216,300	The Bank of New York Mellon	6/19/2015	$ 1,216,300	$ 1,283,715	$ (67,415)
CHF	1,080,000
for USD	1,081,536	The Bank of New York Mellon	6/19/2015	1,081,536	1,154,916	(73,380)
EUR	31,445,000
for USD	33,460,310	The Bank of New York Mellon	6/19/2015	33,460,310	35,259,306	(1,798,996)
EUR	1,143,000
for USD	1,256,283	The Bank of New York Mellon	6/19/2015	1,256,283	1,281,647	(25,364)
EUR	590,000
for USD	642,438	The Bank of New York Mellon	6/19/2015	642,438	661,568	(19,130)
EUR	458,000
for USD	493,793	The Bank of New York Mellon	6/19/2015	493,793	513,556	(19,763)
EUR	900,000
for USD	979,545	The Bank of New York Mellon	6/19/2015	979,545	1,009,171	(29,626)
EUR	872,000
for USD	949,311	The Bank of New York Mellon	6/19/2015	949,311	977,774	(28,463)
EUR	2,758,000
for USD	2,912,506	The Bank of New York Mellon	6/19/2015	2,912,506	3,092,548	(180,042)

48 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

			Settlement	Settlement	Value as of	Net Unrealized
Contracts to Sell		Counterparty	Date	Value	4/30/15	(Depreciation)
EUR	690,000
for USD	741,095	The Bank of New York Mellon	6/19/2015	$ 741,095	$ 773,698	$ (32,603)
EUR	1,498,000
for USD	1,645,763	The Bank of New York Mellon	6/19/2015	1,645,763	1,679,709	(33,946)
EUR	249,000
for USD	267,315	The Bank of New York Mellon	6/19/2015	267,315	279,204	(11,889)
EUR	556,000
for USD	606,098	The Bank of New York Mellon	6/19/2015	606,098	623,443	(17,345)
EUR	3,490,000
for USD	3,713,674	The Bank of New York Mellon	6/19/2015	3,713,674	3,913,340	(199,666)
EUR	1,350,000
for USD	1,436,710	The Bank of New York Mellon	6/19/2015	1,436,710	1,513,756	(77,046)
GBP	1,362,000
for USD	2,008,140	The Bank of New York Mellon	6/19/2015	2,008,140	2,092,315	(84,175)
GBP	241,000
for USD	354,949	The Bank of New York Mellon	6/19/2015	354,949	370,226	(15,277)
GBP	659,000
for USD	980,968	The Bank of New York Mellon	6/19/2015	980,968	1,012,361	(31,393)
GBP	713,000
for USD	1,051,250	The Bank of New York Mellon	6/19/2015	1,051,250	1,095,316	(44,066)
HKD	43,750
for USD	5,645	The Bank of New York Mellon	5/4/2015	5,645	5,645	–
JPY	1,370,500,000
for USD	11,320,318	The Bank of New York Mellon	6/19/2015	11,320,318	11,459,103	(138,785)
JPY	60,000,000
for USD	501,368	The Bank of New York Mellon	6/19/2015	501,368	501,675	(307)
NOK	6,090,000
for USD	732,975	The Bank of New York Mellon	6/19/2015	732,975	806,981	(74,006)
						$ (3,002,683)

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation/
Contracts to Buy		Counterparty	Date	Value	4/30/15	(Depreciation)
EUR	740,000
for USD	783,675	The Bank of New York Mellon	6/19/2015	$ 783,675	$ 829,763	$ 46,088
EUR	645,000
for USD	694,286	The Bank of New York Mellon	6/19/2015	694,286	723,239	28,953
EUR	890,000
for USD	963,243	The Bank of New York Mellon	6/19/2015	963,243	997,957	34,714
EUR	229,000
for USD	246,498	The Bank of New York Mellon	6/19/2015	246,498	256,778	10,280
EUR	200,000
for USD	214,816	The Bank of New York Mellon	6/19/2015	214,816	224,260	9,444
EUR	950,000
for USD	1,041,794	The Bank of New York Mellon	6/19/2015	1,041,794	1,065,236	23,442
EUR	293,471
for USD	327,484	The Bank of New York Mellon	5/4/2015	327,484	328,850	1,366
JPY	52,000,000
for USD	438,697	The Bank of New York Mellon	6/19/2015	438,697	434,785	(3,912)
JPY	17,000,000
for USD	142,785	The Bank of New York Mellon	6/19/2015	142,785	142,141	(644)
						$ 149,731
Total unrealized depreciation for forward foreign currency exchange contracts						$ (2,852,952)

(c) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2015.

Statement of Asset and Liability
Presentation of Fair Values of Derivative Instruments:
(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets		Statement of Assets
for as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation		Unrealized depreciation
	on forward foreign currency		on forward foreign currency
	exchange contracts	$154	exchange contracts	$3,007
Total		$154		$3,007

50 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended April 30, 2015.

Effect of Derivative Instruments on the Statement of Operations:
(amount in thousands)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not
accounted for		Foreign
as hedging		Currency
instruments	Options	Transactions	Total
Equity risk	$(718)	$–	$(718)
Foreign exchange risk	–	12,046	12,046
Total	$(718)	$12,046	$11,328

Change in Unrealized (Depreciation) on Derivatives
Derivatives not
accounted for		Foreign
as hedging		Currency
instruments	Options	Translations	Total
Equity risk	$581	$–	$581
Foreign exchange risk	–	(5,321)	(5,321)
Total	$581	$(5,321)	$(4,740)

Derivative Volume
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$642,554
Average Settlement Value Sold	$3,005,835
Ending Settlement Value Purchased	$4,853,278
Ending Settlement Value Sold	$68,358,290
Options Contracts:
Average Number of Contacts Written	210
Average Number of Contacts Purchased	–

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement on netting for the current reporting period.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. The following table presents the Fund’s derivative asset and liabilities as of April 30, 2015.

			Gross	Net Amounts
			Amount	of Assets
		Gross	Offset in the	Presented in
		Amounts	Statement	the Statement	Derivatives
	Investment	of Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	Offset	Instruments	Received	Amount
Bank of	Foreign	$154,287	$ –	$154,287	$(154,287)	$ –	$ –	$ –
New York Mellon	Exchange
Currency
Contract
			Gross	Net Amounts
			Amount	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	Offset	Instruments	Pledged	Amount
Bank of	Reverse	$70,000,000	$ –	$70,000,000	$ –	$70,000,000	$ –	$ –
America	Repurchase
Merrill Lynch	Agreement
Bank of	Foreign	3,007,239	–	3,007,239	(154,287)	–	(14,087,428)	11,234,476
New York	Exchange
Mellon	Currency
Contract

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged was $51,482,888.

Note 7 – Capital:

Common Shares

The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,240,720 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the period ended April 30, 2015 or the year ended October 31, 2014.

Preferred Shares

On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share) plus any unpaid dividends accrued through the expiration of the offer.

52 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 6,776 AMPS that were properly tendered and not withdrawn, which represented approximately 99.6% of its outstanding AMPS.

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
Series T7	007639-206	3,390	10
Series W7	007639-305	3,386	14

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $600,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
Series T7	007639-206	10	$250,000	June 19, 2013
Series W7	007639-305	14	350,000	June 20, 2013

Note 8 – Borrowings:

On November 9, 2012 the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. On December 20, 2012, the Fund borrowed $100,000,000 under the margin loan agreement and $100,000,000 was outstanding at period end. An unused commitment fee of 0.25% is charged on the difference between the $100,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expires on December 20, 2015. The $70,000,000 was outstanding in connection with the reverse repurchase agreement at period end. The interest rate on the reverse repurchase agreement is 1.63%.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2015

As of April 30, 2015, the Fund has collateral of $259,491,204 in connection with borrowings and reverse repurchase agreements.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:

Subsequent to April 30, 2015, the Fund declared on May 1, 2015, a monthly dividend to common shareholders of $0.0470 per common share. The dividend is payable on May 29, 2015 to shareholders of record on May 15, 2015.

On June 1, 2015, the Fund declared a monthly dividend to common shareholders of $0.0470 per common share. The dividend is payable on June 30, 2015 to shareholders of record on June 15, 2015.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

54 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2015

Federal Income Tax Information

In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Trustees

The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

		Term of Office		Number of
	Position(s)	and Length		Portfolios in
Name, Address	Held with	of Time	Principal Occupation(s)	Fund Complex**	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes++ Year of birth: 1951	Trustee	Since 2007	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	91	Current: Trustee, Purpose Investments Funds (2014-present).
Daniel L. Black+ Year of birth: 1960	Trustee	Since 2007	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present). Former: Managing Director and Co-head of the Merchant Banking Group of BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of U.S. Corporate Banking at BNY Mellon (1995-1998).	3	Current: Bendon Publishing International (2012-present); Antenna International, Inc. (2010-present); Bonded Services, Ltd. (2011-present). Former: Penn Foster Education Group, Inc. (2007-2009).
Derek Medina+ Year of birth: 1966	Trustee	Since 2007	Current: Senior Vice President, Business Affairs at ABC News (2008-present). Former: Vice President,Business Affairs and News Planning at ABC News (2003-2008), Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Current: Young Scholar’s Institute. (2005-present); Oliver Scholars (2011-present).

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 55

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2015

		Term of Office		Number of
	Position(s)	and Length		Portfolios in
Name, Address	Held with	of Time	Principal Occupation(s)	Fund Complex**	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen	Held by Trustees
Independent Trustees: continued
Ronald A. Nyberg++ Year of birth: 1953	Trustee and Chairman of the Nominating and Governance Committee	Since 2007	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel and Corporate Secretary, Van Kampen Investments (1982-1999).	93	Current: Edward-Elmhurst Healthcare System (2012-present).
Gerald L. Seizert, CFA, CIC+ Year of birth: 1952	Trustee	Since 2007	Current: Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm’s hedge fund, Prosper Long Short (2000-present). Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Current: Beaumont Hospital (2012-present).
Michael A. Smart+ Year of birth: 1960	Trustee	Since 2007	Current: Managing Partner, Herndon Equity Partners (2014-present), Managing Partner, Cordova, Smart & Williams, LLC (2003-present). Former: Managing Director in Investment Banking-the Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co.; Founding Partner of The Carpediem Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Current: President & Chairman, Board of Directors, Berkshire Blanket Holdings, Inc. (2006-present); President and Chairman, Board of Directors, Sqwincher Holdings (2006-present); Board of Directors, Sprint Industrial Holdings (2007-present); Vice Chairman, Board of Directors, National Association of Investment Companies (“NAIC”) (2010-present). Trustee, The Mead School (2014-Present).

56 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2015

		Term of Office		Number of
	Position(s)	and Length		Portfolios in
Name, Address	Held with	of Time	Principal Occupation(s)	Fund Complex**	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen	Held by Trustees
Interested Trustees:
Tracy V. Maitland+† Year of birth: 1960	Trustee, Chairman, President and Chief Executive Officer	Since 2007	Current: President of Advent Capital Management, LLC, which he founded in June 2001. Former: Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 227 W. Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2016 annual meeting of shareholders or until successors shall have been elected and qualified.
-Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. Mr. Smart and Mr. Black are standing for re-election at the Annual Meeting.
-Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2015 annual meeting of shareholders or until successors shall have been elected and qualified.
**	As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds
Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC, and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.
†	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital
Management, LLC, the Fund’s Investment Manager.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 57

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2015

Officers

The Officers of the Advent Claymore Convertible Securities and Income Fund II, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Edward C. Delk (1968)	Secretary and Chief Compliance Officer	Since 2012
Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).

Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Tony Huang (1976)	Vice President and Assistant Secretary	Since 2014
Current: Vice-President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).

Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).

Robert White (1965)	Treasurer and Chief Financial Officer	Since 2007	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present). Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

58 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2015

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC, (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 59

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866)488-3559.

60 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

This Page Intentionally Left Blank.

FUND INFORMATION	April 30, 2015

Board of Trustees	Investment Manager
Randall C. Barnes	Advent Capital Management, LLC
New York, NY
Daniel L. Black
Adviser
Tracy V. Maitland*	Guggenheim Funds Investment
Chairman	Advisors, LLC
Chicago, IL
Derek Medina
Administrator
Ronald A. Nyberg	Rydex Fund Services, LLC
Rockville, MD
Gerald L. Seizert
Accounting Agent and Custodian
Michael A. Smart	The Bank of New York Mellon
New York, NY
* Trustee is an “interested person” of the Fund
as defined in the Investment Company Act of	Transfer Agent
1940, as amended.	Computershare Shareowner
Services, LLC
Officers	Jersey City, NJ

Tracy V. Maitland	Legal Counsel
President and Chief Executive Officer	Skadden, Arps, Slate,
Meagher & Flom LLP
Robert White	New York, NY
Treasurer and Chief Financial Officer
Independent Registered
Edward C. Delk	Public Accounting Firm
Secretary and Chief Compliance Officer	PricewaterhouseCoopers LLP
New York, NY
Tony Huang
Vice President and Assistant Secretary

62 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND INFORMATION continued	April 30, 2015

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent), David Hulme (Managing Director of Advent), Hart Woodson (Managing Director of Advent), Michael Brown (Managing Director of Advent) and Tony Huang (Vice President of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?

• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866)488-3359.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Guggenheim Funds website at guggenheiminvestments.com or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at guggenheiminvestments.com. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 63

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(06/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AGC-SAR-0415

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)           Not applicable for a semi-annual reporting period.

(b)           There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)           The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)      Not applicable.

(b)           Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities & Income Fund II

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 8, 2015

By:              /s/ Robert White

Name:         Robert White

Title:           Treasurer and Chief Financial Officer

Date:           July 8, 2015